UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2007

Intraware, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25249	68-0389976
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Orinda Way
Orinda, California    94563
(Address of principal executive offices including zip code)

(925) 253-4500
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01    Other Events.

On August 8, 2007, the Company will hold its Annual Meeting of Stockholders of Intraware, Inc. The Annual Meeting will take place at 10:00 a.m. at the Orinda Country Club, 315 Camino Sobrante, Orinda, California 94563. The record date for the Annual Meeting is June 21, 2006.

If shareholders wish to submit proposals for consideration at our Annual Meeting, or any nominations for director, our bylaws require that those proposals or nominations be sent to the Company within ten days of this filing. Any proposals or nominations should be sent to our Company headquarters at 25 Orinda Way, Suite 101, Orinda, CA 94563, and be addressed to the Company Secretary.

For consideration at our Annual Meeting, any director nominations must contain the following information:

•    all information about the nominated person that would be required to be disclosed in solicitations of proxies for the election of that person as a director under Regulation 14A under the Securities Exchange Act of 1934, as amended;

•    the nominee's written consent to serve as a director if elected; and

•    a statement as to whether the submitted stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares legally required to elect the nominee or nominees.

For consideration at our Annual Meeting, any shareholder proposals must contain the following information:

•    a brief description of the business;

•    the reasons for conducting the business at the meeting;

•    any material interest the submitting stockholder, and any beneficial owner on whose behalf the proposal is made, have in the business; and

•    the following information about the stockholder giving the notice, and any beneficial owner on whose behalf the nomination or proposal is made,

1) the submitting stockholder's name and address, as they appear on our books,

2) the class and number of Intraware shares that are owned beneficially and of record by the submitting stockholder, and

3) a statement as to whether the submitting stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares legally required to carry the proposal.

These requirements are contained in our bylaws, which are posted on our website at http://www.intraware.com/company/corp_governance/index.html.

Shareholders wishing to submit proposals for inclusion in our proxy must submit those proposals within ten days of this filing, and should submit them in the manner described above. In addition, proposals must comply with applicable legal and regulatory requirements that govern the inclusion of stockholder proposals in proxy statements, including without limitation SEC Rule 14a-8.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2007	Intraware, Inc.

/s/ Paul D. Warenski Paul D. Warenski Senior Vice President, General Counsel and Secretary